UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2016

TetraLogic Pharmaceuticals Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On January 28, 2016, TetraLogic Pharmaceuticals Corporation (“TetraLogic”) announced that it has retained Houlihan Lokey Capital, Inc., as TetraLogic’s financial advisor, to provide financial advisory, restructuring and investment banking services in connection with analyzing and considering a wide range of transactional and strategic alternatives. TetraLogic can give no assurance that a transaction of any kind will occur. TetraLogic does not intend to disclose developments regarding the consideration of transactional and strategic alternatives unless and until TetraLogic’s board of directors has approved a specific transaction.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2016	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Richard L. Sherman
Name: Richard L. Sherman
Title: Senior Vice President, Strategic Transactions, General Counsel and Secretary

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